                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2001

                         QueryObject Systems Corporation
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             (Exact name of registrant as specified in its charter)

    Delaware                        1-13587                 94-3087939
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(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

         One Expressway Plaza, Suite 208, Roslyn Heights, New York 11577
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (516) 228-8500

                                      N/A
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         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

            On  December  20,  2001,   QueryObject   Systems   Corporation  (the
"Company")  issued  a  press  release  announcing  that it had  entered  into an agreement with CrossZ Solutions S.p.A. to sell  substantially all of its assets.
The  text  of  the  press  release  is  attached  hereto  as  Exhibit  99.1  and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)   EXHIBITS.

                99.1       Press release of the Company, dated December 20, 2001.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  QUERYOBJECT SYSTEMS CORP.

Dated: December 21, 2001          By: /s/ Daniel Pess
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                                      Name: Daniel Pess
                                      Title: Executive Vice President and Chief
                                             Financial Officer